Debt and Other Financing Arrangements	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
Debt and Other Financing Arrangements

11. Debt and Other Financing Arrangements

	(in thousands)
December 31,	2018	2017
Industrial revenue bonds due from 2020 to 2040*	$1,010,600	$1,010,600
Notes, 5.85%, due 2018	—	500,000
Notes, 4.125%, due 2022	600,000	600,000
Notes, 4.0%, due 2023	500,000	500,000
Notes, 3.95%, due 2028	500,000	—
Notes, 6.40%, due 2037	650,000	650,000
Notes, 5.20%, due 2043	500,000	500,000
Notes, 4.40%, due 2048	500,000	—

Total long-term debt	4,260,600	3,760,600
Less debt issuance costs	27,324	18,358

Total amounts outstanding	4,233,276	3,742,242
Less current maturities	—	500,000

Total long-term debt due after one year	$4,233,276	$3,242,242

*	The industrial revenue bonds had variable rates ranging from 1.88% to 2.03% at December 31, 2018 and 1.65% to 1.92% at December 31, 2017, respectively.

Annual aggregate long-term debt maturities are: none in 2019, $20.0 million in 2020, none in 2021, $601.0 million in 2022, $500.0 million in 2023 and $3.14 billion thereafter.

In April 2018, Nucor issued $500.0 million of 3.95% notes due 2028 and $500.0 million of 4.40% notes due 2048. Net proceeds of the issuances were $986.1 million, of which $500.0 million was used to repay the $500.0 million of 5.85% notes that matured June 1, 2018. Costs of $11.9 million associated with the issuances have been capitalized and will be amortized over the lives of the notes.

During the second quarter of 2018, Nucor amended its $1.50 billion unsecured revolving credit facility to extend the maturity date from April 2021 to April 2023. Costs associated with the amendment were immaterial. The unsecured revolving credit facility provides up to $1.50 billion in revolving loans and allows up to $500.0 million in additional commitments at Nucor’s election in accordance with the terms set forth in the credit agreement. Up to the equivalent of $850.0 million of the credit facility is available for foreign currency loans, up to $100.0 million is available for the issuance of letters of credit and up to $500.0 million is available for the issuance of revolving loans for Nucor subsidiaries in accordance with terms set forth in the credit agreement. The credit facility provides for a pricing grid based upon the credit rating of Nucor’s senior unsecured long-term debt and, alternatively, interest rates quoted by lenders in connection with competitive bidding. The credit facility includes customary financial and other covenants, including a limit on the ratio of funded debt to total capital of 60%, a limit on Nucor’s ability to pledge the Company’s assets and a limit on consolidations, mergers and sales of assets. As of December 31, 2018, Nucor’s funded debt to total capital ratio was 30%, and Nucor was in compliance with all covenants under the credit facility. No borrowings were outstanding under the credit facility as of December 31, 2018 and 2017.

Harris Steel has credit facilities totaling approximately $7.5 million, with no outstanding borrowings at December 31, 2018 ($7.8 million at December 31, 2017). In addition, the business of Nucor Trading S.A. is financed by uncommitted trade credit arrangements with a number of European banking institutions. As of December 31, 2018, Nucor Trading S.A. had outstanding borrowings of $57.9 million, which is presented in short-term debt in the consolidated balance sheets ($52.8 million at December 31, 2017).

Letters of credit totaling $56.2 million were outstanding as of December 31, 2018 ($40.0 million as of December 31, 2017), related to certain obligations, including workers’ compensation, utilities deposits and credit arrangements by Nucor Trading S.A. for commitments to purchase inventories.